Exhibit 10.3 HAMILTON INSURANCE GROUP, LTD. 2023 EQUITY INCENTIVE PLAN 1. Purpose. The purpose of the Hamilton Insurance Group, Ltd. 2023 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders. The Plan succeeds the Prior Plan for Awards granted on or after the Effective Date and no additional awards may be made under the Prior Plan on or after the Effective Date. The adoption and effectiveness of the Plan will not affect the terms or conditions of any awards granted under the Prior Plan prior to the Effective Date. 2. Definitions. The following definitions shall be applicable throughout the Plan. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Bye-laws of the Company: (a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest; provided, that, with respect to the award of any “stock right” within the meaning of Section 409A of the Code, such affiliate must qualify as a “service recipient” within the meaning of Section 409A of the Code and in applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” is used instead of “at least 80 percent”; provided, further, that, in the case of an Incentive Stock Option, it shall mean a “parent corporation” or a “subsidiary corporation” within the meaning of Section 424 of the Code. The term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise. (b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Stock Bonus Award granted under the Plan. (c) “Award Agreement” means a written agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), evidencing an Award. (d) “Board” means the Board of Directors of the Company.

2 (e) “Bye-laws” means the bye-laws of the Company, as amended from time to time. (f) “Cause” means, (i) if the Participant is a party to an employment or consulting or similar agreement with the Company or an Affiliate and such agreement provides for a definition of Cause, the definition therein contained, or, (ii) if no such agreement exists, it shall mean: any of the following acts or occurrences as determined by the Company: (A) the Participant’s indictment of or charge with respect to, conviction of, or pleading guilty or nolo contendere to a felony or equivalent offense or crime (other than a minor road traffic offense or other non-material offense not subject to a custodial sentence), in any case whether occurring before or after the Effective Date, (B) the Participant’s gross negligence or willful misconduct in connection with the Participant’s employment that causes or is likely to cause significant loss or damage to the Company or an Affiliate, (C) the Participant’s conduct that constitutes fraud, material misrepresentation or embezzlement, (D) the Participant’s material breach of any agreement with the Company or an Affiliate, or breach of any policy or procedure of the Company or an Affiliate, which, in the case of a non-recurring breach capable of being cured, remains uncured after five (5) days following notice by the Committee or the Company’s Chief Executive Officer of such breach, (E) the Participant’s habitual use of alcohol or illegal use of drugs (including narcotics) that materially impairs or is reasonably likely to materially impair the Participant’s ability to perform the Participant’s duties and responsibilities for the Company or an Affiliate, (F) the Participant’s continued failure to substantially and/or satisfactorily perform the Participant’s duties and responsibilities, which failure remains uncured after five (5) days following notice by the Committee or the Company’s Chief Executive Officer of such failure, and/or (G) the Participant being the subject of a complaint or charge by a governmental agency, rating agency or self- regulatory organization for an alleged violation (whether occurring before or after the Effective Date) of any statute or regulation which has or is reasonably likely to have an adverse impact on the reputation and standing in the community of the Company or any Affiliate. (g) “Change in Control” means: (i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Shares to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”); (ii) the date, within any consecutive twenty-four (24)-month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders

3 was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iii) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (A) more than fifty percent (50%) of the total voting power of (1) the corporation resulting from such Reorganization (the “Surviving Company”) or (2) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (B) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (C) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (A), (B), and (C) above shall be a “Non- Control Transaction”); or (iv) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates. Notwithstanding the foregoing, (A) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (B) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be

4 deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code. (h) “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance. (i) “Committee” means the Compensation & Personnel Committee of the Board of Directors or, if no such committee has been appointed by the Board, the Board. (j) “Common Shares” means the Class B common shares, par value $0.01 per share, of the Company (or, if applicable, any stock or other securities into which such common shares have been converted or into which they have been exchanged). (k) “Company” means Hamilton Insurance Group, Ltd., a Bermuda exempted company. (l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, a director or consultant, is not interrupted or terminated (other than pursuant to a leave approved by the Company). The Participant’s Continuous Service shall not be deemed to have terminated or been interrupted merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, a director or consultant or a change in the entity for which the Participant renders such service; provided, that there is no interruption or termination of the Participant’s service with the Company or an Affiliate. In a context where Section 409A of the Code applies or could have an effect on such Award, shall apply the definition of “separation from service” as provided in Section 1.409A- 1(h) of the Treasury Regulations promulgated thereunder. (m) “Date of Grant” means the date on which the Committee (or its authorized designee) grants an Award. (n) “Disability” means, (i) if the Participant is a party to an employment or consulting or similar agreement with the Company or an Affiliate and such agreement provides for a definition of Disability, the definition therein contained, or, (ii) if no such agreement exists, it shall mean that the Participant has been unable to perform the duties and responsibilities required of the Participant hereunder due to a physical and/or mental disability for a period of more than ninety (90) days, whether or not consecutive, during any one (1) year period; provided that any such periods may be extended at the sole discretion of the Committee. (o) “Effective Date” means the date immediately preceding the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission. (p) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

5 (q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or an Affiliate (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or an Affiliate); provided, that such prospective service provider may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates. (r) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance. (s) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan. (t) “Fair Market Value” means, as of any date, the value of Common Shares determined as follows: (i) If the Common Shares are listed on a national exchange registered in the United States (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one such exchange (or quotation system), the closing sale price of the shares on the principal such exchange (or quotation system) on which such shares are then traded, or, if the Common Shares are not then listed on such an exchange (or quotation system) but are traded in the over-the-counter market, the average of the closing bid and asked quotations for the Common Shares in such market, in each case during the ten trading days ending on the applicable determination date; (ii) In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee; or (iii) To the extent applicable, Fair Market Value shall be determined in accordance with Section 409A of the Code. (u) “Good Reason” (i) if the Participant is a party to an employment or consulting or similar agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition therein contained, or, (ii) if no such agreement exists, it means (A) the assignment to Participant of duties that are significantly different from, and that result in a material diminution in the Participant’s authority, duties or responsibilities. For the avoidance of doubt, a change in reporting structure or title, in and of itself, shall not be sufficient to constitute a Good Reason termination. Such change must also be accompanied by a material diminution of the Participant’s authority, duties or responsibilities in order to satisfy this test; or (B) a reduction in the rate of Participant’s Base Salary and Target Bonus; or (C) a material breach by the Company;

6 provided that Participant shall have given the Company written notice specifying in reasonable detail the circumstances claimed to constitute Good Reason within thirty (30) days following the occurrence, without Participant’s consent, of any of the events in clauses (A)–(C), and the Company shall not have cured the circumstances set forth in Participant’s notice of termination within thirty (30) days of receipt of such notice. (v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan. (w) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option. (x) “Option” means an Award granted under Section 7 of the Plan. (y) “Option Period” has the meaning given such term in Section 7(c) of the Plan. (z) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan. (aa) “Person” means an individual, company, corporation, partnership, trust, joint venture, limited liability company, unincorporated organization or other legal entity, or a government or any agency or political subdivision thereof. (bb) “Plan” means this Hamilton Insurance Group, Ltd. 2023 Equity Incentive Plan, as amended from time to time. (cc) “Prior Plan” means the Hamilton Insurance Group, Ltd. 2013 Equity Incentive Plan, as amended from time to time. (dd) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions. (ee) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time), granted under Section 9 of the Plan. (ff) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time), granted under Section 9 of the Plan. (gg) “SAR Period” has the meaning given such term in Section 8(c) of the Plan. (hh) “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

7 (ii) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan. (jj) “Stock Bonus Award” means an Award granted under Section 10 of the Plan. (kk) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant. (ll) “Substitute Award” has the meaning given such term in Section 5(f). 3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (a) the date the Plan is adopted by the Board and (ii) the date the shareholders of the Company approve the Plan; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. 4. Administration. (a) The Committee (subject to Section 4(d) hereof) shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act or the rules under the NYSE Listed Company Manual (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. (b) Subject to the provisions of the Plan (including Section 4(d) hereof) and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted thereunder; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee may deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any

8 other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. (c) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company. (d) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan. (e) Notwithstanding anything herein or an Award Agreement to the contrary, all determinations made under the Plan shall be made consistent with the Bye-laws. 5. Grant of Awards; Shares Subject to the Plan. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and/or Stock Bonus Awards to one or more Eligible Persons. (b) Subject to Section 11 of the Plan, the total number of Common Shares reserved and available for Awards granted under the Plan shall equal the sum of (i) 8,561,440 Common Shares, and (ii) to the extent that an award outstanding under the Prior Plan as of the Effective Date is forfeited, cancelled, expires unexercised, is settled in cash or otherwise terminated without a delivery to the grantee of the full number of shares to which the award related, the number of shares that are undelivered, up to a maximum of 3,759,737 Common Shares. Unless the Committee acts, prior to the first day of a given fiscal year, to provide otherwise, the total number of Common Shares reserved and available for delivery in connection with Awards under the Plan will be increased on the first day of each fiscal year, for a period of not more than ten (10) years from the date the Plan was first approved by the stockholders of the Company, commencing on the first day of the second fiscal year following the Company’s fiscal year in which the Effective Date occurs and ending (and including) the first day of the fiscal year commencing in 2033, in an amount equal to the lesser of (A) two percent (2%) of the outstanding Common Shares on the last day of the immediately preceding fiscal year, and (B) such number of Common Shares as is determined by the Committee. (c) No more than 8,561,440 Common Shares (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options. (d) Use of Common Shares to pay the required Exercise Price or tax obligations, or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Other than with respect to Substitute Awards, Common Shares underlying Awards under this Plan that are

9 forfeited, are cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan. (e) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. (f) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Except as may be required by reason of Section 422 of the Code, the number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08 or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations. (g) Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year in respect of the non-employee director’s services as a member of the Board during such year, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). 6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. 7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

10 (b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant and provided further that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share. (c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and set forth in an Award Agreement, and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that, notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability; but in no event shall an Option granted to an employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant. (d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any U.S. federal, state, local and non-U.S. income and employment taxes required to be withheld and has satisfied any other condition set forth in the applicable Award Agreement for exercise of such Option. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash or by check and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in Common Shares or other property having a Fair Market Value on the date of exercise at least equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash. (e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is

11 any disposition (including, without limitation, any sale) of such Common Shares before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence. (f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the U.S. Securities and Exchange Commission, the Bermuda Monetary Authority or other similar regulatory authority or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded. 8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option. (b) Strike Price. The Strike Price per Common Share for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that, notwithstanding any provision herein to the contrary, the Strike Price shall not be less than the par value per Common Share. (c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that, notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. (d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. (e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one (1) Common Share on the exercise date over the Strike Price, less an amount equal to any U.S. federal, state, local and non-U.S. income and

12 employment taxes to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash. 9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. (b) Restricted Accounts; Escrow or Similar Arrangement. (i) Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate share transfer form (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and transfer form (endorsed in blank) within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the right to receive dividends, if applicable; provided, that, unless otherwise set forth in an Award Agreement, dividends that are attributable to any particular share of Restricted Stock shall be withheld by the Committee and shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. (ii) Upon the grant of Restricted Stock Units, a book entry in a separate ledger restricted unit account shall be established in the Participant’s name. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock Units within the amount of time specified by the Committee, the Award shall be null and void. Upon the settlement of the Restricted Stock Units pursuant to Section 9(d), such Restricted Stock Units shall no longer be credited to the restricted unit account. Unless otherwise set forth in an applicable Award Agreement, the Participant generally shall not have the right to receive dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to the settlement of the Restricted Stock Units; provided, that, if the grant of Restricted Stock Units includes a right to dividend equivalents and dividends are declared during the period that the Restricted Stock Units are outstanding, dividend equivalents that are attributable to any particular Restricted Stock Units shall be withheld by the Committee and shall be distributed to the Participant upon the release of the restrictions on such Restricted Stock Units and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalents.

13 (c) Vesting; Acceleration of Lapse of Restrictions. The vesting terms applicable to Awards granted under this Section 9 shall be set forth in an Award Agreement. (d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement). (ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) Common Share for each such outstanding Restricted Stock Unit, save in the case of performance vesting Restricted Stock Units under which a Participant may be eligible to receive more than one (1) Common Share for each such outstanding performance vesting Restricted Stock Unit, depending on the level of performance attainment relative to objectives and targets established by the Committee; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Common Shares in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (B) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any U.S. federal, state, local and non-U.S. income and employment taxes required to be withheld. 10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. 11. Changes in Capital Structure and Similar Events. Unless otherwise provided in an Award Agreement, in the event of (a) any extraordinary dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company,

14 or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property, including cash) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property, including cash) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures; (ii) adjusting the performance criteria in respect of an Award; (iii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and (iv) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any consideration therefor); provided, however, that any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. Any adjustment made by the Company hereunder shall be conclusive and binding for all purposes. 12. Effect of Change in Control. Unless otherwise determined by the Committee or evidenced in an Award Agreement, the provisions of this Section 12 shall apply, as applicable:

15 (a) With respect to each outstanding Award that is assumed or substituted by the acquiring entity or ultimate parent in connection with a Change in Control and in the event of a termination of a Participant’s employment or service, including termination with Good Reason, (in any case, other than for Cause) within a period of twelve months commencing on the date of the Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, immediately exercisable, (ii) the restrictions, payment conditions and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) all incomplete performance periods in effect on the date of a Change in Control shall end on the date of such Change in Control with all applicable performance conditions being deemed to have been achieved based on the Participant’s estimated performance but, in any event, not less than target performance (as reduced pro-rata to reflect the portion of the year worked by the Participant prior to termination of their employment). (b) In the event of a Change in Control, in connection with which the Awards are not assumed or substituted by the acquiring entity or ultimate parent, the Committee may provide, in its sole discretion, for the cancellation of any portion of the Awards that remain outstanding as of the date of the Change in Control in exchange for payment in cash or other property, and in the same form as the consideration paid in the transaction resulting in the Change in Control, equal to (i) the excess (if any) of the per share transaction consideration over the Exercise Price or Strike Price multiplied by the number of Common Shares underlying such Option or SAR, respectively, and (ii) with respect to an Award other than an Option or SAR, the per share transaction consideration, multiplied by the number of any Common Shares subject to such Award. (c) For purposes of this Section 12, an Award shall be considered assumed or substituted by the acquiring entity or ultimate parent if (i) the Award remains subject to substantially similar terms and conditions that were applicable to the Award immediately prior to the Change in Control except that the Award instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent and (ii) immediately following the Change in Control, the aggregate economic value of the Award is preserved. By way of example, without limitation, for this purpose the economic value shall mean (A) with respect to an Option, the excess (if any) of the per share transaction consideration over the Exercise Price multiplied by the number of Common Shares underlying such Option, and (B) with respect to a Restricted Stock Unit, the per share transaction consideration, multiplied by the number of any Common Shares subject to such Restricted Stock Unit. 13. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that

16 extent be effective without the consent of the affected Participant, holder or beneficiary, except as provided in Section 14(i). (b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that the Committee may not take any action without stockholder approval to the extent that stockholder is necessary to comply with any applicable tax or regulatory requirement. (c) No Repricing of Awards Without Stockholder Approval. Notwithstanding Sections 13(a) or 13(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11 hereof), (ii) any other action that is treated as a repricing under GAAP, and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11 hereof. 14. General. (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the termination of the Participant’s Continuous Service with the Company or its Affiliates, or of such other events as may be determined by the Committee. (b) Non-Transferability. Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. (c) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event

17 giving rise to a right to resign for Good Reason or “constructive termination” (or similar term) under the Plan or any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law. (d) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 14(d) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Common Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. (e) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any withholding taxes or other amounts in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

18 (ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award or to arrange a mandatory “sell to cover” on the Participant’s behalf (without further authorization) a number of shares with a Fair Market Value equal to such withholding liability (but no more than the maximum required statutory withholding liability in the Participant’s applicable jurisdictions), but in no event will the Company withhold Common Shares or “sell to cover” if such withholding would result in adverse accounting or compliance consequences to the Company. The maximum tax-related obligations are based on the applicable rates of the relevant tax authorities (for example, federal, state and local), including the Participant’s share of payroll or similar taxes, as provided in the tax law, regulations or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction. Any elections to have Common Shares withheld or sold for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee. (f) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the Continuous Service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting or other relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant. (g) International Participants. With respect to Participants who reside or work outside of Bermuda, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants (or adopt a sub-plan) in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates. (h) Death, Designation and Change of Beneficiary. Upon a Participant’s death, and as set forth in an Award Agreement, Awards (or any part thereof) granted to such Participant shall immediately become fully vested and exercisable as of the date of death. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall

19 be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. (i) Disability. Upon a Participant’s Disability, and as set forth in an Award Agreement, Awards (or any part thereof) granted to such Participant shall immediately become fully vested and exercisable by the Participant (or their legal representative) as of the date of Disability. The Committee shall determine whether a Participant has incurred a Disability and the effective date thereof, and may require such medical or other evidence as it deems necessary or advisable to make such determination. (j) Termination of Employment/Service; Change in Time Commitment. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of Continuous Service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide Continuous Service to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a cessation of Continuous Service with the Company or an Affiliate. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (A) make a corresponding reduction in the number of Common Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (B) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended. (k) Treatment of Awards Upon a Retirement. Upon a Participant’s retirement, and as determined by the Committee and set forth in an Award Agreement, Awards (or any part thereof) granted to such Participant may accelerate, continue to vest, provide for an extended period of time in which to exercise an Award upon a Participant’s termination of employment or service with the Company or an Affiliate or contain any other terms and conditions as the Committee deems appropriate; provided, however, that in no event shall a Participant be eligible for retirement benefits for purposes of any Award prior to the completion of at least five (5) complete years of Continuous Service.

20 (l) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person, such person’s name is entered in the register of stockholders and such person satisfies all conditions hereunder, in the Bye-laws and in the Award Agreement. (m) Government and Other Regulations. The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, applicable securities laws, or the rules, regulations and requirements of the U.S. Securities and Exchange Commission or other similar regulatory authority, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable U.S. federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject. (n) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor. (o) Non-Exclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval, to the extent applicable, shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases. (p) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights

21 under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of Continuous Service, they shall have the same rights as other employees under general law. (q) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or Bye-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. (r) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself. (s) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company, including as it may relate to death of a Participant, except as otherwise specifically provided in such other plan. (t) Governing Law. The Plan, each Award Agreement hereunder and each related agreement shall be governed by and construed in accordance with the laws of Bermuda without reference to the principles of conflict of law thereof and the Company and any Participant accepting an Award hereunder irrevocably agree that any dispute or claim which may arise out of or in connection with the Plan, or Award Agreement, shall be referred to and determined by arbitration in Bermuda by sole arbitrator appointed by agreement between the parties and in default of agreement, then the arbitrator is to be appointed by the Appointments’ Committee of the Chartered Institute of Arbitrators Bermuda Branch. The courts of Bermuda shall have exclusive jurisdiction to hear and determine any application for relief in aid of an arbitration commenced pursuant to this Section 14(s) (including any application for interim or conservatory measures prior to the appointment of an arbitrator) except that the Company and any Participant may bring proceedings before any court or other judicial authority for the purposes of enforcing any award rendered by the arbitrator hereunder.

22 (u) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect. (v) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. (w) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control. (x) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may reasonably determine in its sole and absolute discretion. (y) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under the Plan. (z) Section 409A/457A. The intent of the Company is that payments and benefits under the Plan comply with Section 409A and 457A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short- term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Section 409A of the Code). Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan that constitutes deferred compensation subject to Section 409A of

23 the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A or 457A of the Code and makes no undertaking to preclude Section 409A or 457A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A and 457A. * * *